SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549




                                    FORM 8-K/A

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                 Date of Report (Date of earliest event reported):
                                 January 29, 1996



          Falcon Cable Systems Company, a California limited partnership
              (Exact name of registrant as specified in its charter)



                                   California
                  (State or other jurisdiction of incorporation)



                1-9332                              95-4108170
        (Commission File Number)          (IRS Employer Identification No.)



    10900 Wilshire Boulevard, 15th Floor, Los Angeles, CA     90024
    (Address of principal executive offices)               (Zip Code)



                                  (310) 824-9990
                          (Registrant's Telephone Number)





                   This amendment is filed for the purpose of correct-ing the date in the reference to the Partnership's Quarterly Report on Form 10-Q contained in the first sentence of the Form 8-K under "Item 5. Other Events," which sentence should read in its entirety as follows:

                   In its Quarterly Report on Form 10-Q for the period ending September 30, 1995, the Partnership provided the following "Other Information":

                   This amendment is also filed for the purpose of correcting the order in which the three appraisers listed in the final sentence of the Form 8-K under "Item 5. Other Events" were listed, which sentence should read in its en-tirety as follows:

                   The three appraisers are, respectively, Kane-Reece Associates, Inc., Malarkey-Taylor Associates, Inc., and Waller Capital Corporation.





                                   SIGNATURE

                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this re-port to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  February 8, 1996


                                  FALCON CABLE SYSTEMS COMPANY

                                  By:  Falcon Cable Investors Group
                                       Managing General Partner

                                  By:  Falcon Holding Group, L.P.
                                       General Partner

                                  By:  Falcon Holding Group, Inc.
                                       General Partner


                                  By:  /s/ Michael K. Menerey
                                       Michael K. Menerey, Secretary
                                       and Chief Financial Officer